                                                                    EXHIBIT 99.2

                           NOTICE OF GUARANTEED DELIVERY
                              THE HOME DEPOT, INC.

                               OFFER TO EXCHANGE
                   6 1/2% SENIOR NOTES DUE SEPTEMBER 15, 2004
                        WHICH HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933
                        FOR ALL OUTSTANDING UNREGISTERED
                   6 1/2% SENIOR NOTES DUE SEPTEMBER 15, 2004

    This form or one substantially equivalent hereto must be used to accept the offer to exchange (the "Exchange Offer") of The Home Depot, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated
            , 1999 (the "Prospectus"), if certificates for the outstanding
6 1/2% Senior Notes Due September 15, 2004 of the Company (the "Old Notes") are not readily available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as Trustee (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 1999 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                         EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                                    THE BANK OF NEW YORK

      BY REGISTERED OR CERTIFIED MAIL:                    FACSIMILE TRANSMISSION:
            The Bank of New York                       (Eligible Institutions Only)
           101 Barclay Street, 7E                             (212) 815-6339
          New York, New York 10286
                 Attention:

       BY HAND OR OVERNIGHT DELIVERY:                    TO CONFIRM BY TELEPHONE:
            The Bank of New York                                (212) 815-
             101 Barclay Street
       Corporate Trust Services Window
                Ground Level
          New York, New York 10286
                 Attention:

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

--------------------------------------------------------------------------------

 Signature(s) of Owner(s) or
 Authorized Signatory: ________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Principal Amount of Old Notes Tendered:*

 ______________________________________________________________________________

 Certificate No(s). of Old Notes (if available):

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Date: ________________________________________________________________________

--------------------------------------------------------------------------------

 Name(s) of Holder(s): ________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________

 Area Code and Telephone No.: _________________________________________________

 ______________________________________________________________________________

 If Old Notes will be delivered by book-entry transfer at The Depository Trust Company, insert Depository Account No.:

 ______________________________________________________________________________
--------------------------------------------------------------------------------

* Must be in denominations of principal amount of $1,000.00 and any integral multiple thereof.

--------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s) ______________________________________________________________________

 ______________________________________________________________________________

 Capacity: ____________________________________________________________________

 Address(es): _________________________________________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Do not send Old Notes with this form. Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GUARANTEE
                    (Not to be used for signature guarantee)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Letter of Transmittal (or facsimile thereof) and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.
--------------------------------------------------------------------------------

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                  (Zip Code)

Area Code and Telephone No. ____________________________________________________

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)

Title: _________________________________________________________________________

Date: __________________________________________________________________________
-------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL

                                       4